                                                               Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated March 24, 2005, except as to Note 23 and Note 25, which are as of August 3, 2005, relating to the financial statements of Novelis Inc., which appears in Novelis Inc.'s Annual Report on
Form 10-K for the year ended December 31, 2005.

/s/PricewaterhouseCoopers LLP

Chartered Accountants
Montreal, Quebec, Canada
December 22, 2006